UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 17, 2010
SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)
IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa		51503
(Address of Principal Executive Offices)		(Zip Code)
(712) 366-0392 (Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Following approval by Board of Directors (the “Board”) of Southwest Iowa Renewable Energy, LLC (the “Company”), the Company executed and delivered the following documents, effective as of June 17, 2010, in connection with the satisfaction of the outstanding bridge loan from Commerce Bank, N.A. (“Commerce”):  (1) Loan Satisfaction Agreement (as defined below); (2) ICM Agreement – Equity Matters (as defined below); (3) ICM Term Note (as defined below); (4) Bunge Term Note (as defined below); (5) First Amendment to the Bunge Agreement – Equity Matters (as defined below); (6) Subordination Agreement (as defined below); and (7) Intercreditor Agreement (as defined below), copies of which have been filed herewith.

On June 15, 2010, a bridge loan in the amount of $8,773,299.75 (the “Bridge Loan”) from Commerce to the Company matured.  In anticipation of the maturity of the Bridge Loan, the Company negotiated and entered into a loan satisfaction agreement (“Loan Satisfaction Agreement”) with Commerce and ICM, Inc. (“ICM”), whereby ICM agreed to pay Commerce the sum of $8,773,299.75 in full satisfaction of all principal, accrued interest, and other fees and expenses under the Bridge Loan (such amount, the “Payoff Amount”).  Upon payment of the Payoff Amount, the Company issued a Negotiable Subordinated Term Loan Note to ICM (the “ICM Term Note”).  The ICM Term Note is convertible at the option of ICM into Series C Units in SIRE at a conversion price of $3,000 per unit.  The initial amount of the ICM Term Note is equal to the Payoff Amount, plus $1,196,516.33, the amount due to ICM under Section 4(d) of the Series C Unit Issuance Agreement, dated March 7, 2008, by and between ICM and the Company (as amended from time to time, the “Series C Unit Issuance Agreement”).  This amount represented a fee to ICM for providing credit support for the Bridge Loan.  Further, upon receipt of the Payoff Amount, Commerce agreed to release the Company and ICM from any and all liabilities and obligations under the Bridge Loan and the Letter of Credit No. 08SBLC0345 issued by INTRUST Bank, N.A. in favor of Commerce for the account of ICM, which supported the Bridge Loan (the “L/C”), and to promptly surrender, cancel, and terminate the L/C.

Additionally, to induce ICM to agree to the ICM Term Note, the Company and ICM entered into a equity matters agreement (the “ICM Agreement – Equity Matters”), whereby the parties agreed that ICM will retain preemptive rights to purchase new equity in the Company as currently provided in the Series C Unit Issuance Agreement, in the form of the same preemptive rights as certain other Unit Holders, as set forth in Sections 9.11 and 9.12 of the Company’s Operating Agreement, and ICM will receive twenty-four percent (24%) of the proceeds received by the Company from a sale or issuance of membership interests or other equity interests or debt securities during such time as ICM holds Series C Units acquired upon exercise of the conversion rights granted under the ICM Term Note.  Further, upon execution of this agreement, the Series C Unit Issuance Agreement was terminated.

In connection with the above, the Company agreed to amend and restate the Subordinated Note, dated August 26, 2009, issued by the Company to Bunge N.A. Holdings, Inc. (“Bunge”), by issuing a Subordinated Term Loan Note to Bunge, to increase the principal amount of the note to $28,106,578.97 (representing outstanding principal plus accrued interest through the most recent interest payment date) and to amend Bunge’s right to proceeds from a sale or issuance of membership interests or other equity interests or debt securities during such time as Bunge holds Series U Units, in order to maintain consistency with ICM’s rights under the ICM Term Note (the “Bunge Term Note”).  The Bunge Term Note is convertible at the option of Bunge into Series U Units in SIRE at a conversion price of $3,000 per unit.  Additionally, Bunge and the Company amended that certain Bunge Agreement – Equity Matters Agreement, dated August 26, 2009, by executing the First Amendment to Bunge Agreement -- Equity Matters (“First Amendment to Bunge Agreement”) in order to maintain consistency of terms taking into account the amendments to the Bunge Term Note.

Further, in connection with the above, the Company acknowledged ICM’s execution and delivery of a subordination agreement among ICM, AgStar Financial Services, PCA (“AgStar”), and Bunge (the “Subordination Agreement”), whereby ICM and Bunge expressly agreed to subordinate the ICM Term Note and the Bunge Term Note (collectively, the “Subordinated Debt”) to the Amended and Restated Credit Agreement, by and between the Company and AgStar, dated March 31, 2010 (the “Credit Agreement”), on the terms and conditions set forth in the Subordination Agreement.  Finally, the Company acknowledged ICM’s execution and delivery of the intercreditor agreement between ICM and Bunge (the “Intercreditor Agreement”).

Under the Credit Agreement, the Company's senior secured terms loans, in the initial principal amount of $111,000,000 mature on August 1, 2014.  The Bunge Term Note and the ICM Term Note mature on August 31, 2014.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

10.1	Loan Satisfaction Agreement, by and among Southwest Iowa Renewable Energy, LLC, ICM, Inc., and Commerce Bank, N.A., dated June 17, 2010.

10.2	Negotiable Subordinated Term Loan Note issued by Southwest Iowa Renewable Energy, LLC in favor of ICM, Inc., dated June 17, 2010.

10.3	ICM, Inc. Agreement – Equity Matters, by and between ICM, Inc. and Southwest Iowa Renewable Energy, LLC, dated as of June 17, 2010.

10.4	Subordinated Term Loan Note issued by Southwest Iowa Renewable Energy, LLC in favor of Bunge N.A. Holdings, Inc., dated June 17, 2010.

10.5	First Amendment to Bunge Agreement – Equity Matters, by and between Bunge N.A. Holdings, Inc. and Southwest Iowa Renewable Energy, LLC, dated as of June 17, 2010.

10.6	Subordination Agreement, by and among Bunge N.A. Holdings, Inc., ICM, Inc., amd AgStar Financial Services, PCA and acknowledged by Southwest Iowa Renewable Energy, LLC, dated as of June 17, 2010.

10.7	Intercreditor Agreement, by and between Bunge N.A. Holdings, Inc. and ICM, Inc. and acknowledged by Southwest Iowa Renewable Energy, LLC, dated as of June 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 23, 2010

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

By:	/s/ Brian Cahill
Brian Cahill
General Manager, President, and Chief Executive Officer

Exhibit Index

Exhibit
Number                                           Description

10.1	Loan Satisfaction Agreement, by and among Southwest Iowa Renewable Energy, LLC, ICM, Inc., and Commerce Bank, N.A., dated June 17, 2010.

10.2	Negotiable Subordinated Term Loan Note issued by Southwest Iowa Renewable Energy, LLC in favor of ICM, Inc., dated June 17, 2010.

10.3	ICM, Inc. Agreement – Equity Matters, by and between ICM, Inc. and Southwest Iowa Renewable Energy, LLC, dated as of June 17, 2010.

10.4	Subordinated Term Loan Note issued by Southwest Iowa Renewable Energy, LLC in favor of Bunge N.A. Holdings, Inc., dated June 17, 2010.

10.5	First Amendment to Bunge Agreement – Equity Matters, by and between Bunge N.A. Holdings, Inc. and Southwest Iowa Renewable Energy, LLC, dated as of June 17, 2010.

10.6	Subordination Agreement, by and among Bunge N.A. Holdings, Inc., ICM, Inc., amd AgStar Financial Services, PCA and acknowledged by Southwest Iowa Renewable Energy, LLC, dated as of June 17, 2010.

10.7	Intercreditor Agreement, by and between Bunge N.A. Holdings, Inc. and ICM, Inc. and acknowledged by Southwest Iowa Renewable Energy, LLC, dated as of June 17, 2010.